Exhibit 99.1

 Forward Looking Statements  Certain statements and information in this presentation may constitute forward-looking statements. These forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “intends,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “propose,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the impact, timing or terms of the spinoff; risks associated with the expected benefits and costs of the spinoff, including the risk that the expected benefits of the spinoff will not be realized within the expected time frame, in full or at all, and the risk that conditions to the spinoff will not be satisfied and/or that the spinoff will not be completed within the expected timeframe, on the expected terms or at all; the expected qualification of the spinoff as a tax-free transaction for U.S. federal income tax purposes, including whether or not an IRS ruling will be sought or obtained; the risk that any consents or approvals required in connection with the spinoff will not be received or obtained within the expected timeframe, on the expected terms or at all; risks associated with expected financing transactions undertaken in connection with the spinoff and risks associated with indebtedness incurred in connection with the spinoff; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the spinoff will exceed estimates; and the impact of the spinoff on the businesses and the risk that the spinoff may be more difficult, time consuming or costly than expected, including the impact on resources, systems, procedures and controls, diversion of management's attention and the impact on relationships with customers, suppliers, employees and other business counterparties, general economic and business conditions, which will, among other things, affect demand for new residential and commercial construction; our inability to close the proposed acquisitions described in this presentation; our inability to achieve benefits from the acquisitions described in this presentation to offset the significant costs associated with the acquisitions; our ability to successfully identify, manage, and integrate additional acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes by our competitors; governmental requirements and initiatives, including those related to mortgage lending or mortgage financing, funding for public or infrastructure construction, land usage, and environmental, health, and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers’ and our customers’ access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; the degree to which a pandemic will impact Knife River Holding Company which depends on future developments, including the resurgence of COVID-19 and its variants, federal and state mandates, actions taken by governmental authorities, effectiveness of vaccines being administered, and the pace and extent to which the economy recovers and remains under relatively normal operating conditions; our ability to implement cost containment strategies and the adverse effects of COVID-19 on our business, the economy and the markets we serve; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage, results of litigation, and other claims and insurance coverage issues. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by federal securities laws. This presentation should be read along with the historical financial statements of Knife River Holding Company, including the most recent audited financial statements. Historical results may not be indicative of future results. This presentation contains certain financial information defined as “non-GAAP financial measures” by the Securities and Exchange Commission. These measures may be different from non-GAAP financial measures used by other companies and should not be considered in isolation or as a substitute for revenue, net income, operating income, cash flows from operating, investing or financing activities, or any other measure calculated in accordance with U.S. GAAP. Management believes these non-GAAP financial measures are useful to investors by providing meaningful information about operational efficiency compared to Knife River Holding Company's peers by excluding the impacts of differences in tax jurisdictions and structures, debt levels and capital investment. Knife River Holding Company's management uses the non-GAAP financial measures in conjunction with GAAP results when evaluating the company's operating results internally and calculating compensation packages. Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare such financial measures with other companies' non-GAAP financial measures having the same or similar names. Knife River Holding Company strongly encourages investors to review the consolidated financial statements in their entirety and to not rely on any single financial measure.

Agenda

Section	Speakers
Welcome and Introductions	 **Dave Goodin** *President and Chief Executive Officer of MDU Resources*
Knife River's EDGE Long-Term Value Creation Plan	 **Brian Gray** *President and Chief Executive Officer*
Life at Knife: Our Core Values Environment, Social, and Governance	 **Sarah Stevens** *Director of Human Resources*  **Glenn Pladsen** *VP of Support Services*
Break	
Financial Results and Outlook	 **Nathan Ring** *Chief Financial Officer*
Closing Remarks	 **Brian Gray** *President and Chief Executive Officer*
Q&A	

KNIFE RIVER
3

 Welcome and introductions  10

 Knife River as an Independent Public Company  EXECUTION  Enhanced focus and accountability   FLEXIBILITY  Strategic flexibility forlong-term value creation  CAPITAL ALLOCATION  Disciplined and optimizedcapital allocation  MANAGEMENT  Highly qualified executive team – average experience of 26 years  BOARD  Dedicated and experienced Board  5

 Highly Qualified Board of Directors  experienced and diverse board  Brian Gray  President and CEO of Knife River  German Carmona Alvarez  Global President of Applied Intelligence at Wood PLC  Karen Fagg (Chair)  Former Vice President of DOWL HKM; Former Chair, CEO, and majority owner of HKM Engineering Inc.  Thomas Everist  Chair and President of The Everist Company  Patricia Moss  Former Vice Chair, President, and CEO of Cascade Bancorp and Bank of the Cascades  William Sandbrook  Chairman and Co-CEO of Andretti Acquisition Corp.; Former Chair, President, and CEO of U.S. Concrete   6

 Experienced Board and Strong Governance Practices   Board and governance practices establish a framework to ensure the effective oversight of strategic objectives following Knife River’s separation from MDU Resources   Highly qualified directors with deep institutional, industry, and market knowledge  Diverse Board, including by gender and race / ethnicity (together, 50%), as well as by geography  Separate Chair and CEO  Fully independent Board, excluding our CEO  Majority vote standard for directors in uncontested elections  Structure in place to fully declassify the Board at the 2027 annual meeting  Standard proxy access provision  Planned extensive and proactive shareholder engagement program to facilitate year-round dialogue  Board and Governance Practices

Long-Tenured Leadership Team With Exceptional Industry Knowledge

STRONG, EXPERIENCED MANAGEMENT TEAM



Brian Gray
President and Chief Executive Officer

- 30 years at Knife River
- Former President of Knife River's Northwest segment from 2012-2022



Nathan Ring
Vice President and Chief Financial Officer

- 20+ years at Knife River and MDU Resources
- Former Vice President of Business Development from 2017-2022



Trevor Hastings
Vice President and Chief Operating Officer

- 27+ years at Knife River and MDU Resources
- Former President and CEO of WBI Energy, an MDU Resources subsidiary, since 2017



John Quade
Vice President of Business Development

- 28+ years at Knife River and MDU Resources
- Former President of Knife River's North Central segment from 2012-2023



Karl Liepitz
Vice President, Chief Legal Officer, and Secretary

- 19+ years at MDU Resources
- Former Vice President, General Counsel, and Secretary of MDU Resources



Nancy K. Christenson
Vice President of Administration

- 45+ years at Knife River and MDU Resources
- Former Vice President of Administration, since 2009, and Vice President / Chief Accounting Officer from 2003-2009, amongst other accounting roles at the company



Glenn Pladsen
Vice President of Support Services

- 16+ years at Knife River and MDU Resources
- Former Director of Information Technology at Knife River, and led capital budgeting process and national account programs, amongst multiple other roles at the company



Marney Kadrmas
Chief Accounting Officer

- 23+ years at Knife River
- Former controller for the Northwest Segment and former Director of Accounting

KNIFE RIVER
8

 Knife river’s edge:  long-term value creation plan  4

Our History of Execution and Growth

1992: Acquired first aggregate site

2008: Introduced Knife River branding

2022: Announced spin off from MDU Resources

2023: Future of Independent Knife River

Build to Scale 1992 – 2007	Operational Excellence 2008 – 2017	Sustainable Growth 2018 – 2022	EDGE 2023 +
Expanded from 1 to 13 additional states with an emphasis on high-growth regional markets across western and central U.S.	Achieved operational efficiencies by leveraging corporate scale, know-how and a vertically integrated business model	Revitalized M&A with greater emphasis on people, environment and sustainability	**Competitive EDGE** designed to create substantial value for shareholders
Number of Acquisitions **65**	ROIC Expansion[1] **~1,140 bps**	5-Year Average Adj. EBITDA Margin[2] **11.6%**	Adj. EBITDA Margin **~15% by 2025** **20%+ Long-term**

Note: EBITDA, Adj. EBITDA and Cash Flow are non-GAAP measures, see Appendix for reconciliation. [1] ROIC calculated as Operating Income / (Average Equity + Average Debt); [2] Reflects average of 2018-2022 Pro Forma Adjusted EBITDA.

KNIFE RIVER
10

Framework for Long-Term Shareholder Value Creation

E D G E

EBITDA Margin Improvement | **Discipline** | **Growth** | **Excellence**

EDGE 2025 Expectations

Strong and Balanced Revenue Growth **Increasing Mix of Aggregates**	Significant Adj. EBITDA Margin Expansion **~15% by 2025**
Attractive Cash Flow Generation **CF growth ~in-line with Adj. EBITDA growth**	Sustain/Improve Industry-Leading ROIC **3-Year Avg. ROIC 12.9%[1]**

Long-term Vision

Increasing Aggregate Mix

20%+ Adj. EBITDA Margin

No. 1 in Markets of Operation[2]

Note: EBITDA, Adj. EBITDA and Cash Flow are non-GAAP measures, see Appendix for reconciliation. [1] Reflects average ROIC 2020-2022; [2] Based on a proprietary assessment of volume in core market areas.

KNIFE RIVER

11

 Today’s Key Messages  Established company that is well positioned for profitable growth in an attractive industry  1  Aggregates-led, vertically integrated business model contributes to resiliency and industry-leading ROIC  2  Experienced leadership team with strong track record committed to executing EDGE strategy for margin improvement and long-term value creation   3  Unique culture and dedication to our values of People, Safety, Quality and Environment results in a cohesive team and competitive advantages  4  12

Attractive Industry with Structural Growth Drivers

US AGGREGATES VOLUMES[1]



(in mmT)
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Total US Aggregates Volume
100
90
80
70
60
50
40
30
20
10
-
Knife River Aggregates Volume
2002
2006
2010
2014
2018
2022
Total US Aggregates Production
Knife River Aggregates Volume

US AGGREGATES VALUES[1]



(in mm USD)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Total US Aggregates Value
$800
$700
$600
$500
$400
$300
$200
$100
$-
Knife River Aggregates Revenue
2002
2006
2010
2014
2018
2022
Total US Aggregates Production Value
Knife River Aggregates Revenue

AGGREGATES INDUSTRY CHARACTERISTICS

- Essential to construction and infrastructure
- Limited substitutes for high-quality aggregates
- Localized production requirements
- Fragmented industry with ~5,000 companies
- Pricing strength over four decades and through recessions

GROWTH DRIVERS

- Population growth
- Gains in total employment
- Increase in household formations
- Additional housing stock and housing demand
- Multi-year federal transportation and infrastructure investment tax receipts and supportive state tax receipts

Note: [1] USGS National Minerals Information Center Annual Data -- Natural Aggregates Statistics and Information.

KNIFE RIVER
13

Further Upside from Approved Funding

	INFRASTRUCTURE INVESTMENT AND JOBS ACT (IIJA)	AMERICAN RESCUE PLAN ACT (ARPA)	STATE-LEVEL FUNDING
Amount for infrastructure	**~$1.2trn**	**~$194bn**	**11 of the 14 states where Knife River operates have implemented new funding mechanisms for public projects**
Funding description	**New funding** ▪ ~$550bn of new infrastructure spending, with ~$350bn specific to roads and bridges **Renewed funding** ▪ ~$650bn of funding reauthorizations for Department of Transportation **Funding allocations to Knife River states** ▪ ~$131bn of the total IIJA amount allocated to states where Knife River operates	**Total approved funding package** ▪ $1.9trn in COVID-19 relief funding for states, schools and local governments **Funding allocations to infrastructure** ▪ $194bn allocated to U.S. states ▪ $340mm+ of funding dedicated to roadways and bridges	**Select examples** ▪ 2022: ▪ Texas Unified Transportation Program – $85bn ▪ Leading Idaho funding bill – $400mm ▪ Move Ahead Washington – $3bn ▪ 2017: ▪ California Road Repair and Accountability Act – $54bn ▪ Keep Oregon Moving transportation funding package – $5.3bn
Status	Approved & Allocated ✓	Approved & Allocated ✓	Approved & Allocated ✓
Impact on Knife River	Very High	High	Very High

Source: White House, National League of Cities, American Society of Civil Engineers, U.S. Congress.

KNIFE RIVER

14

 Leading Integrated Materials and Services Provider  Strong Competitive Position in Attractive High Growth Mid-sized Markets   Top 101  US aggregates producer  70%  of revenue from states growing faster than national average   revenue mix by product3,4  Aggregates  16%  Ready-Mix Concrete  19%  Asphalt  14%   Other  13%  Contracting Services  38%  75%+  of Aggregate Revenues   50%+  of Downstream Materials Revenues  Majority of Revenue from our No. 1 markets2,3  Note: 1 Source: USGS; 2 Based on a proprietary assessment of volume in core market areas; 3 As of 12/31/2022; 4 % of 2022 Gross Revenue.  15  3  3  3

 11%  7%  -  6%  3%  4%  23%  16%  -  9%  6%  10%  3%  2%  Strong Presence in Attractive High-Growth Markets  U.S. national average  10-yr population cagr of states that Knife River operates in (‘12–’22)  Source: U.S. Census Bureau, IHS Markit and Federal Reserve Economic Data (FRED).  Note: 1 Knife River weighted-average equal to 0.8%; 2 Represents the total monetary value of all finished goods and services produced within a state’s borders; 3 Represents the monetary value of all finished goods and services produced in the construction industry within a state’s borders.  10-yr Gross state product2 cagr (‘11–’21)  10-yr Construction industry3 cagr (‘11–’21)  Comprises ~70% of total gross revenue  0.6%  State  ’12–’22 population CAGR1  % of 2022 gross revenue  16

 2022 Revenue  $469 MM  $600 MM  $542 MM  $608 MM  $353 MM  $2,535 MM  Business Mix  2022 EBITDA Margin  11.9%  17.3%  13.4%  10.7%  2.7%  11.7%2  3-yr Avg.  EBITDA Margin  15.0%  17.4%  12.9%  12.1%  4.6%  12.4%2  Regional Overview  Pacific  Northwest  Mountain  North Central  All Other1  Contracting Services  Materials  Note: EBITDA, Adj. EBITDA and Cash Flow are non-GAAP measures, see Appendix for reconciliation. Revenue represents 2022 revenue and business mix represents 2022 revenue mix before intersegment eliminations. Pie chart numbers are rounded and may not sum to 100%. 1 All Other segment consists of Energy Services, Texas and corporate services; 2 Pro Forma Adjusted EBITDA.  Company  17

 Differentiated Strategy for Attractive Returns and Profitable Growth   BUSINESS STRATEGY  CHOICE OF MARKETS  Mid-sized, high-growth markets  Targeted investment in adjacencies to create and strengthen market-leading position  Increasing scale and vertical integration strengthens competitive positioning   VERTICAL INTEGRATION  We are a ‘vendor of choice’ because of our ability to deliver end-to-end  Integration ensures high reliability in our supply chain, making us a highly dependable partner for complex projects  RESERVES  High quality reserves in key fast-growing markets   Well-placed to benefit from expected structural growth, with additional upside from allocated funding dollars  RESILIENCE ACROSS CYCLES  HIGH FLEXIBILITY   AND VISIBILITY  INDUSTRY-LEADING ROIC1  STRONG BALANCE SHEET  FINANCIAL OUTCOMES AND LONG-TERM VALUE CREATION  EXECUTION  UNIQUE CROSS-SECTIONAL COMPETENCIES  IMPACTFUL CULTURE   WELL-DEFINED PATH TO DELIVERING ON THE EDGE PLAN  18  Note: 1 Peers used for comparison: Construction Partners, Granite Construction, Martin Marietta Materials, Summit Materials, Tutor Perini, Vulcan Materials.

 Creating Value Through Vertical Integration  Upstream Materials (13%)   Strategic storage and distribution capacity in select markets   Strong, reliable relationships with suppliers   Leading market positions with internal proprietary expertise that ensure reliable quality and sourcing  Downstream Materials   (33%)   No. 1 positioning in 21 ready-mix concrete and asphalt key markets1  Operational and logistics capabilities with internal transportation network  Flexible operations with access to a broad network of roads through portable equipment  Contracting  Services  (38%)  Resilient with majority exposure to public customers  Reliable internal supply chain of high-quality materials   Unique ability to flexibly shift between public/private customers, job size and complexity  Aggregates   (16%)  Strategic high-quality reserves in key markets with above average population growth   75%+ of revenues from markets where we have No. 1 share1  Leading operational and logistics capabilities with internal transportation network  Note: % of 2022 Revenue.  1 Based on a proprietary assessment of volume in core market areas.  Reliable demand pull-through for our materials, a key element of resilience  Reliable supply of high-quality materials and services, a key competitive advantage  19

 Diversified, Resilient, and Flexible with Attractive ROIC   Increasing Scale and Market Leadership for Profitable Growth   2022 EBITDA1  2022 Backlog2  2022 Revenue  $2,535 MM  $296 MM  $819 MM  5-Year Revenue CAGR3  5-Year EBITDA CAGR4  3-Year Average ROIC5  6.9%  10.5%  12.9%  Geography  Product  Customer Concentration  Note: Pie chart numbers are rounded and may not sum to 100%. EBITDA, Adj. EBITDA and Cash Flow are non-GAAP measures, see Appendix for reconciliation. 1 Reflects Pro Forma Adjusted EBITDA; 2 Contracting Services backlog; 3 Reflects revenue CAGR 2017-2022; 4 Reflects Pro Forma adjusted EBITDA CAGR 2017-2022; 5 Reflects average of 2020-2022 ROIC. ROIC calculated as Operating Income / (Average Equity + Average Debt Excluding Operating Leases). Knife River figures are post dis-synergies.  20

 Framework for Long-Term Shareholder Value Creation  EBITDA Margin Improvement  Discipline  Growth  Excellence  Price increases:  Optimize value of high-quality products and services   Expand strategic benefit of integration and end-to-end capabilities   Cost control:  Focused execution to deliver cost savings and efficiencies  Divestitures:  Improve or divest underperforming assets  Focus and Commitment:  Companywide focus on executing with urgency and accountability  Capital allocation, investments and incentives aligned with strategic goals  Institutionalized best practices and process improvements within a nimble owner-operator mindset  With integrity, driven to win at all aspects of our business  Organic:  Reinvest where we are getting our best returns to capitalize on market share  Strengthen position through strategic acquisitions  Acquisitions:  Target mid-sized high growth markets  Maintain best-in-class status:  Leverage the advantages of our people-first culture  Empower teams with high-quality training and education  Achieve best-in-class status:  Safety  Sustainability  Retention  Diversify workforce  21

 Northwest Region Provides Proven Roadmap to Execute our EDGE Plan  EDGE - Key Expected Drivers:  Deliver strong growth from newly completed state-of-the-art Spokane prestress manufacturing facility  Improve margins and market share with increased automation and strategic pricing and process improvement  Expand leadership on service, quality and price across all products/markets  580 bps Increase in Aggregates  2022  2012  Revenue1 EBITDA1  $244.0  $600.2  $17.6  $103.9  9.4% Revenue CAGR2   19.4% EBITDA CAGR2  2012  2022  EBITDA Margin increased from 7.2% in 2012 to 17.3% in 2022  Ready Mix  Asphalt  Contracting Services  Other  Aggregates  Moving towards an aggregate-led materials company3  Note: Pie chart numbers are rounded and may not sum to 100%. EBITDA, Adj. EBITDA and Cash Flow are non-GAAP measures, see Appendix for reconciliation. Other includes merchandise, transportation services and other products that individually are not considered to be a major line of business for the segment. 1 Revenue and EBITDA figures in millions; 2 CAGR reflects 2012-2022; 3 Reflects gross revenue breakdown by materials, contracting services and other.  Execution of the pre-EDGE “PLAN-GROW-ENJOY” strategy led to rapid profitable growth and strong ROIs serving as an exemplary model for the EDGE plan  22

 Tailwinds and Expected EDGE Drivers by Region   Strong economic tailwinds:  Rebound in tourism to pre-COVID levels in Hawaii and increased military spending   Rebound in DOT, local municipality, and port spending in California   Large airport and dam projects in Alaska   EDGE - Key Expected Drivers:  Execute mining improvements and operational efficiencies in 1 of only 3 large quarries in Oahu, Hawaii and Southern California  Increase strategically located aggregate reserves throughout the region  Implement best practices and operating expertise from Northwest prestress operations in Alaska  Note: Pie chart numbers are rounded and may not sum to 100%. Other includes merchandise, transportation services and other products that individually are not considered to be a major line of business for the segment. 1 Reflects gross revenue breakdown by materials, contracting services and other.  pacific  2022 Revenue Mix1  mountain  Strong economic tailwinds:  Idaho is one of the top 2 fastest growing states with population increase of 23% since 2010  Treasure Valley seeing significant infrastructure project growth  Bozeman has grown 94% since 2000  Housing demand remain strong in western Montana  EDGE - Key Expected Drivers:  Capitalize on being one of few vertically integrated contractors with full upstream capabilities and synergies  Continue to execute on disciplined bid strategy with record backlog allowing for greater selectivity   Focus of PIT crews on aggregate production facilities   Execute on record backlog seeking opportunity to increase margins throughout and exceeding quality requirements that result in job bonuses  2022 Revenue Mix1  Ready Mix  Asphalt  Contracting Services  Other  Aggregates  Ready Mix  Asphalt  Contracting Services  Other  Aggregates  23

Tailwinds and Expected EDGE Drivers by Region (Cont'd)

NORTH CENTRAL

2022 Revenue Mix[1]



3.1%
11.9%
19.6%
21.5%
43.9%
Aggregates
Ready Mix
Asphalt
Contracting Services
Other

Strong economic tailwinds:

- North Dakota is the fourth fastest growing state (2010-2020) with population growth over 20%
- Sioux Falls had a record year of building permit valuations in 2022
- The Bakken is getting busier and is a steady source of demand

EDGE - Key Expected Drivers:

- New region president has brought renewed emphasis on bid strategies and to properly capitalize on our vertical integration capabilities
- 2018 acquisition of high-quality reserves in Sioux Falls market positions us for future growth
- Increase exposure to aggregates and materials mix through targeted strategic partnerships to supply external contractors

ALL OTHER

2022 Revenue Mix[1]



46.8%
13.4%
14.9%
6.8%
18.1%
Aggregates
Ready Mix
Asphalt
Contracting Services
Other

Strong economic tailwinds:

- Population growth of ~16% in Texas over the past decade (2010-2020) has pressured infrastructure
- Texas has one of the largest DOT budgets in the US
- Public work including those from State Highway departments insulates region from economic downturns

EDGE - Key Expected Drivers:

- Improve operating efficiencies and increase volumes from greenfield Honey Creek quarry which became operational in 2023
- Utilize second unit train of aggregate cars for higher market share
- Leverage strong relationships, reputation for high quality and service to increase share in liquid asphalt

All Other segment consists of Energy Services, Texas operations and corporate services

Note: Pie chart numbers are rounded and may not sum to 100%. Other includes merchandise, transportation services and other products that individually are not considered to be a major line of business for the segment. [1] Reflects gross revenue breakdown by materials, contracting services and other.

KNIFE RIVER

24

 EDGE: Key Value Creation Priorities  Price Alignment  Price increases to align with higher costs driven by inflation, and value of products & services  Increase use of technology to be highly selective and sophisticated in bidding to optimize our vertically integrated business model  Operational Improvement  Regional strategic reviews to transfer best practices and deploy PIT Crews to reduce costs and improve productivity in materials   Optimize overhead costs and benefit from scale  Balanced and Profitable Growth Through Vertical Integration  Increase aggregate revenue mix within vertically integrated business model   Core Values  Maintain ‘Life at Knife’ People-First Culture  25

 Life at knife: our core values  Environment, Social, and Governance   38  26

 Recycling  Fuel conservation  Carbon reporting  EPDs  Sustainability  Product and Service Quality  Process Quality  Pride in workplace and equipment  Commitment to team  Fleet  Recognition  Management involvement  Recruiting / retention advantage  Experienced Leadership Committed to Core "Life at Knife" Values  LIFE AT KNIFE CORE VALUES  Experienced Board of Directors  People-First:“Life at Knife”  Retention  Diversity  Recruitment  Knife River Training Center  SAFETY  PEOPLE  ENVIRONMENT  QUALITY  27

  People-First Company  Life at knife  "Life at Knife" is our common language and how we live our values  People-first means success depends on each other  Coaching philosophy  Communicating  “My Life at Knife” discussions  Life at Knife app  Employee Survey   Category  2017 (Pre “Life at Knife”)  2021   Communications  68%  78%  Engagement  77%  93%  Culture  88%  92%  Care  Challenge  Communication  Commitment  Consistency  Culture  28

 Retention: Competitive Advantage  Annualized Turnover by Year  Annualized Turnover by Year  Lower Turnover leads to higher productivity  Longer tenure supports safety and quality  Lower turnover rates than industry and US average  Knife River median tenure 5.7 years, compared to 4.1 years for US labor force  Median Tenure by Industry  Source: BLS statistics.  Median Tenure by Occupation  Annualized Turnover by Year  Knife River  US  Total Private  Mining/Logging  Construction  2017  31%  43%  48%  48%  62%  2018  31%  44%  49%  55%  58%  2019  30%  45%  50%  48%  65%  2020  28%  57%  63%  55%  69%  2021  33%  47%  52%  37%  56%  2022  32%  48%  52%  38%  53%  29

Diversity and Recruitment

MORE PERSPECTIVES, BETTER IDEAS, BETTER RESULTS

- One Team: Stronger Together
- Partnership with National Association of Minority Contractors
- Exceed AAP benchmarks
- Committing to disclose EEO-1 data

Employees	Knife River	US Benchmark
Females	**11.9%**	6.9%
Minorities[1]	**24.1%**	Exceeds all geographic area benchmarks
Veterans	**8.0%**	5.4%



Diversity Outreach Efforts
April 2022 – April 2023

1,700

Reached out directly over 1,700 times to organizations representing underrepresented individuals

We are committed to promoting diversity and exceeding all benchmark goals

Source: OFCCP.
Note: [1] OFCCP benchmark goals for minorities vary by geographic area. Knife River exceeds the AAP benchmark in each area we operate.

KNIFE RIVER
30

  Diversity and Recruitment (Cont’d)  Recruitment  Able to assemble best team possible hiring from strong applicant pool  Hired 1,669 people in 2022; 420 in Q1 2023  Life at Knife brand & social media promotion  Employee referral program  Internships & Externships  Training Center  Career Expos  High school and trades promotion  31

 Classroom education + hands-on learning  February 2022 – March 2023: 2,000+ people completed training; 3,500+ people attended events at the center  80,000ft² heated indoor arena   Available to Third-Party Companies  Accredited  CDL Training School  Real-World  Environment  16,000ft² office, classroom and lab facility  Increasing & Diversifying Construction Workforce  Classroom education + hands-on learning   Training  32

 We invest in retaining and developing current employees, and recruiting new and diverse talent  Focused on being an industry leader in safety and outperformed the industry by1:  3 Ts, Cardinal Rules, KR Cares   Fleet safety – Top Drum & Top Wheel, telematics, cameras  Commitments to Safety and Culture  Our team is at the heart of everything we do. We invest in our employees with an active focus on safety.  Building a culture of safety  Safety information is regularly reported to management and the Board  Note: RIR: Recordable Incident Rate; LTAR: Lost Time Accident Rate; EMR: Experience Modification Rate. 1 Average of last three years, compared to BLS and FMCSA statistics.  RIR  18%  LTAR  40%  EMR  40%  DOT incidents per million mile: 23%  33

 Quality in All We Do  Sample of 2022 achievements:  South Dakota Ready Mix Concrete Association – 2022 Concrete Award of Excellence  Quality in Construction Awards for Outstanding performance from the Minnesota Department of Transportation   Asphalt Paving Association of Oregon Awards   Asphalt Paving Association of Iowa Awards   New prestress facility is PCI (Precast/Prestressed Concrete Institute) certified  Idaho Department of Transportation - State Highway Projects Awards  Quality work is a competitive advantage  Product quality that meets/exceeds specifications and customer expectations  Customer service Top Drum Program  Construction equipment and trucks  Plants and job sites  Recruitment, onboarding, coaching, Life at Knife  Recognition  In 2022, received the Liberty Mutual Risk Management Award - presented less than 20 times in its 100-year history  34

 Recycling: Over last three years, recycled an average of 909,385 tons of asphalt per year, which conserves natural resources, uses less energy, and reduces waste disposal  Water Management: Capture and recycle water used in aggregate processing and ready-mix washing   Alternative Transportation: Reducing the use of on-road trucks by 100,000 truckloads per year through rail / barge  Renewable diesel Approximately 4mm gallons used in 2022 (18% of total gallons consumed). Estimate using 6mm gallons in 2023   Sustainability is Integrated into our Strategy  Sustainable practices are closely integrated into our business strategy, driving competitive advantages and having a positive impact in the communities where we live and work.   35

 Sustainability Across the Supply Chain  Knife River invested in Blue Planet to pursue commercial means of creating and marketing synthetic limestone, using   sequestered carbon dioxide that will ultimately   result in a net-zero or net-negative carbon footprint  Supporting our industry partners on lower carbon solutions.  Knife River partners with suppliers  Cement manufacturers producing type 1L cement  Equipment manufacturers focused on hybrid construction equipment  Renewable diesel becoming available  Knife River partners with customers  Developing Environmental Product Declarations (EPD) for ready-mix and asphalt products to support customers’ goals of lower carbon construction.  EPDs aligned with Federal Buy Clean Initiative  Knife River partners with investors  Measuring and reporting Scope 1 and 2 emissions  2021 – Implemented processes and systems to capture carbon baseline data beginning in 2022  2022 – Captured and calculated Scope 1 & 2 emissions  2023 – Engaged third-party audit firm to review data- capture processes and CO2e calculations of 2022 emissions  2024 – Expects to publish first Knife River Sustainability Report  36

 FINANCIAL Results and Outlook  47

 Financial Highlights  Track Record of Strong and Balanced Growth   Resilient and Integrated Portfolio Across a Diversified Base of Operations  Disciplined Capital Allocation Driving Growth and Long-term Value Creation  Focused on Margin Expansion With Well-Defined Path To Achievement   Compelling Guidance and Long-Term Targets  38

 Track Record of Strong and Balanced Growth   Adj. EBITDA ($mm)2  Revenue ($mm)  Capex ($mm)  Note: EBITDA, Adj. EBITDA and Cash Flow are non-GAAP measures, see Appendix for reconciliation. Historical adjusted EBITDA figures reduced by an assumed $17mm in annual dis-synergies.   1 Revenue amounts exclude internal sales; 2 Pro Forma Adjusted EBITDA: 3 Cash Flow defined as Adj. EBITDA - Capex (excluding acquisitions).  cash flow ($mm)3  39  1

 Strong position in attractive high-growth mid-sized markets   Integrated model makes us resilient through down cycles   No one customer is more than 5% of gross revenue   Unique ability to flex between public and private work   Range of ~60% to ~90% public work since 2007  Vertically Integrated and Diversified Portfolio  Gross Revenue mix (2022)  Note: Pie chart numbers are rounded and may not sum to 100%. 1 Based on contracting services only, 2022.  Revenue Mix1  Product  Geography  Customer Concentration  Aggregates  16%  Commentary  40

 Designed for Resilience Across Cycles  Revenue Growth, PEAK TO TROUGH (2007-2012)1  EBITDA Margin, PEAK TO TROUGH (2007-2012)1  Source: Company filings.  Peers used for comparison: Granite Construction, Martin Marietta Materials, US Concrete, Vulcan Materials (Excludes peers that were not public over this time period)  Note: EBITDA, Adj. EBITDA and Cash Flow are non-GAAP measures, see Appendix for reconciliation. If available used EBITDA or Adjusted EBITDA as reported by peers; and calculated for Knife River (Operating Income + DD&A), Granite Construction (Operating Income + DD&A + Restructuring charge), Vulcan Materials’ 2007 revenue and Adjusted EBITDA are pro forma adjusted for acquisition of Florida Rock per company filings.  1 Figures represent the difference between peak and trough values for companies during the years 2007-2012.   Strategically diversified customer base and business mix to ensure resilience through down cycles  (23%)  (43%)  Peer Range  (760)bps  (1,460)bps  Peer Range  41

 Disciplined and Balanced Capital Allocation to Maximize Long-Term Value Creation  Organic Growth     Inorganic Growth     Portfolio Optimization  Invest for growth to create or strengthen our leadership position in select markets  Invest in supplementing and growing high quality aggregate reserves (1.1bn tons currently)  Maintenance & Growth Capex 5-7% of revenue  Focused on growing Aggregates in overall revenue mix  Highly selective acquisitions in target markets   Expand footprint in Western and Central USA   Target mid-sized high growth markets  Focused on growing Aggregates in overall revenue mix  Divest or swap assets to strengthen market position, build scale  Optimize/invest in assets to serve key adjacencies  Continuously evaluate assets on a ‘best-fit’, ‘best-owner’ basis      Leverage & Liquidity  Target average net leverage of 2.5x  Conservative balance sheet to support growth strategy and maintain financial flexibility through cycles  Strong liquidity and prudent cash management   $350mm revolver capacity to support business through seasonal needs  Disciplined Investment for Sustainable Growth

Established Framework for Investment

EFFECTIVE 'PLAYBOOK' FOR PROFITABLE GROWTH

Disciplined Approach	Focused on strategic, attractively valued acquisitions and investments for market leadership
Returns Focus	Prioritize acquisitions and investment to achieve high returns on invested capital
Bottom-up Approach	Utilize regional team to lead process for expansion and seamless platform integration under rigorous oversight from management

RECENT ACQUISITIONS

Sweetman (2018)

- Expanded into strong Sioux Falls area
- Added ~55mm tons of aggregate reserves; 3 asphalt plants, 7 ready-mix plants, with a fleet of 61 ready-mix trucks
- Since acquisition, saw a 28% increase[1] in revenue and 20% increase[1] in profitability

Baker Rock (2021)[2]

- Significantly expanded presence in key strategic growth locations surrounding the Portland metro area
- Added ~88mm tons of aggregate reserves; 4 asphalt plants
- Since acquisition, saw a 60% increase in revenue and 59% increase in profitability

RECENT INVESTMENTS

Prestress (2023)

- ~$60mm invested
- Expanded market areas to Washington state
- Increased scale and efficiencies with existing prestress operations
- Best-in-class team delivered improved productivity across the division

Honey Creek (2023)

- ~$63mm invested
- Added ~50mm tons of aggregates reserves
- Replaces aggregates previously purchased from third parties
- Strategically important to serve Texas operations for strong market position

Note: [1] Represents average of first four years of ownership from 2019-2022 [2] Figures pertain to primary quarry site.

KNIFE RIVER
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 Industry-Leading Returns on Invested Capital  Source: Company filings.  Note: Peers used for comparison: Construction Partners, Granite Construction, Martin Marietta Materials, Summit Materials, Tutor Perini, Vulcan Materials. ROIC is calculated as Operating Income / (Average Equity + Average Debt Excluding Operating Leases). Knife River figures are post dis-synergies.  Disciplined capital allocation to sustain attractive industry leading ROICs   3-Year Average ROIC (2020-2022)  10.5%  2.7%  Peer Range  44

 Overcoming Inflation & EDGE in Action  Recent inflationary pressures have increased cost of raw materials by over 10% relative to historical average annual increases of ~3%, creating a material headwind to profitability   Our actions to mitigate and overcome the impact of inflation include repricing to align with our new costs and value provided   Year-over-Year Change in Average Selling Price by Product Line  Inflation has been a significant headwind for the industry   45

Overcoming Inflation & EDGE in Action (Cont'd)

Our decisive actions have resulted in margins inflecting upward

CONTRACTING SERVICES TOTAL BACKLOG ($MM)



$665
$778
$959
Q1 '21
Q1 '22
Q1 '23

- Record Backlog in Q1 2023 and has increased by 23% y/y with a 2-year CAGR of 20%
- Backlog includes execution of our EDGE plan with our new pricing and targeted bid strategy
- The full impact of additional margin tailwinds from repriced contracting services backlog expected in 2H 2023 - 2024

CONSOLIDATED EBITDA MARGIN[1]



12.2%
9.5%
12.5%
Q4 '20
Q4 '21
Q4 '22

- Consolidated EBITDA margins have demonstrated strong upward momentum with Y/Y improvement through 2022-23
- Q4 2022 margins were ~30 bps above Q4 2020 levels and ~300 bps higher than Q4 2021
- While Q1 is our seasonally low quarter, margins continue to inflect upwards and were ~130 bps higher in Q1 2023 over Q1 2022

Further margin tailwinds from our new EDGE pricing and bid strategy

Note: EBITDA, Adj. EBITDA and Cash Flow are non-GAAP measures, see Appendix for reconciliation. [1] As reported EBITDA margins of revenue.

KNIFE RIVER
46

 Reiterating Our 2023 Guidance  Income statement guidance  Key expected Drivers  CASH USAGE  REVENUE  $2.5 BN – $2.7 BN  EBITDA  $300 MM – $350 MM  CAPITAL EXPENDITURES  $125 MM  Price Strategy to Align with Costs and Value of Products/Services  Operational Discipline – Targeted Bid Strategy, Cost Focus  Select Infrastructure Tailwinds  Record First Quarter Backlog of $959 MM  Note: EBITDA, Adj. EBITDA and Cash Flow are non-GAAP measures, see Appendix for reconciliation. Reflects 2023 guidance as disclosed on 5/4/2023.

 EDGE: Our 2025 Targets & Long-term Vision  EDGE: Key Near-term Drivers  Key assumptions  Adjusted EBITDA Margin  Capex  $178 MM  ~$170 MM  5-7% of Revenue  Increasing mix of aggregates relative to 2022   Normal economic environment   No further rapid rise in inflation  No material M&A  Pricing Strategy  Targeted Bid Strategy  PIT Crew and Institutionalizing Best Practices  Benefit from Scale  Focus on Increasing Mix of Aggregates

 CLOSING REMARKS  4

 Today’s Key Messages  Established company that is well positioned for profitable growth in an attractive industry  1  Aggregates-led, vertically integrated business model contributes to resiliency and industry-leading ROIC  2  Experienced leadership team with strong track record committed to executing EDGE strategy for margin improvement and long-term value creation   3  Unique culture and dedication to our values of People, Safety, Quality and Environment results in a cohesive team and competitive advantages  4  50

 Q & A  10

 Appendix  10

 Today’s Speakers  Brian Gray  President and Chief Executive Officer  Nathan Ring  Chief Financial Officer  Dave Goodin  President and Chief Executive Officer of MDU Resources  Glenn Pladsen  VP of Support Services  Sarah Stevens  Director of Human Resources  53

 Regional Presidents  Bob Cheever  All Other (Energy Services)  24+ yrs. Experience at Knife River  Steve Essoyan  Pacific  39+ yrs. Experience at Knife River  Stratos Flanders  Northwest  17+ yrs. Experience at Knife River  David Zinke  Mountain  20+ yrs. Experience at Knife River  Andy Cramer  North Central  16+ yrs. Experience at Knife River  Bob Kober  All Other (South)  28+ yrs. Experience at Knife River  54

 Ongoing Disclosure for Transparent Execution  Disclosures by region   Disclosures on companywide basis  AGGREGATES  OTHER  Ton of Aggregates Sold  Cubic Yards of Ready-mix Concrete sold  Aggregates Average Selling Price  Ready-mix Concrete Average Selling Price  Tons of Asphalt Sold  AGGREGATES  Asphalt Average Selling Price   Ready-Mix Plants  Project Mix in Contracting Services  Asphalt Plants   Aggregate   Reserves (tons)  Number of   Aggregate Sites  Total Annual Aggregates Production   CONCRETE  ASPHALT  Backlog  55

 Regional Details  REVENUE MIX (2022)1  Ready Mix  Asphalt  Contracting Services  Other  Aggregates  2022  2020-2022  Revenue  $469mm  1.6% CAGR  Gross Margin  14.5%  17.2% AVG.  EBITDA Margin  11.9%  15.0% AVG.  Note: Pie chart numbers are rounded and may not sum to 100%. EBITDA, Adj. EBITDA and Cash Flow are non-GAAP measures, see Appendix for reconciliation. Other includes merchandise, transportation services and other products that individually are not considered to be a major line of business for the segment. 1 Reflects gross revenue breakdown by materials, contracting services and other.  Financial performance  REVENUE MIX (2022)1  Ready Mix  Asphalt  Contracting Services  Other  Aggregates  2022  2020-2022  Revenue  $600mm  20.1% CAGR  Gross Margin  17.7%  18.4% AVG.  EBITDA Margin  17.3%  17.3% AVG.  Financial performance  PACIFIC REGION  NORTHWEST REGION  56

 Regional Details (Cont’d)  REVENUE MIX (2022)1  Ready Mix  Asphalt  Contracting Services  Other  Aggregates  2022  2020-2022  Revenue  $542mm  9.6% CAGR  Gross Margin  14.3%  14.3% AVG.  EBITDA Margin  13.4%  12.9% AVG.  Note: Pie chart numbers are rounded and may not sum to 100%. EBITDA, Adj. EBITDA and Cash Flow are non-GAAP measures, see Appendix for reconciliation. Other includes merchandise, transportation services and other products that individually are not considered to be a major line of business for the segment. 1 Reflects gross revenue breakdown by materials, contracting services and other.  Financial performance  REVENUE MIX (2022)1  Ready Mix  Asphalt  Contracting Services  Other  Aggregates  2022  2020-2022  Revenue  $608mm  3.2% CAGR  Gross Margin  11.8%  13.4% AVG.  EBITDA Margin  10.7%  12.0% AVG.  Financial performance  MOUNTAIN REGION  North Central Region   57

 Regional Details (Cont’d)  REVENUE MIX (2022)1  Ready Mix  Asphalt  Contracting Services  Other  Aggregates  2022  2020-2022  Revenue  $353mm  4.1% CAGR  Gross Margin  10.6%  13.0% AVG.  EBITDA Margin  2.7%  4.6% AVG.  Note: Pie chart numbers are rounded and may not sum to 100%. EBITDA, Adj. EBITDA and Cash Flow are non-GAAP measures, see Appendix for reconciliation. Other includes merchandise, transportation services and other products that individually are not considered to be a major line of business for the segment. 1 Reflects gross revenue breakdown by materials, contracting services and other.  Financial performance  All Other Region   58

 Non-GAAP Financial Guidance   59  Our forward-looking guidance for EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures that exclude or otherwise have been adjusted for special items from our U.S. GAAP financial statements. We are unable to reconcile forward-looking non-GAAP guidance measures to their nearest U.S. GAAP measure because we are unable to predict the timing of these adjustments with a reasonable degree of certainty. By their very nature, special and other non-core items are difficult to anticipate with precision because they are generally associated with unexpected and unplanned events that impact our company and its financial results. Therefore, we are unable to provide a reconciliation of the 2023 EBITDA and 2025 and long term Adjusted EBITDA Margin guidance.

Non-GAAP EBITDA Reconciliation

(in thousands, except for margin values)	Pro Forma	Historical				
Twelve Months Ended Dec 31,	2022	2022	2021	2020	2019	2018
Net income	$72,916	$116,220	$129,755	$147,325	$120,371	$92,647
Adjustments:						
Income taxes	26,503	42,601	43,459	47,431	37,389	28,357
Depreciation, depletion and amortization	117,798	117,798	100,974	89,626	77,450	61,158
Interest	61,061	30,121	19,218	20,577	23,792	17,290
Consolidated EBITDA	**$278,278**	**$306,740**	**$293,406**	**$304,959**	**$259,002**	**$199,453**
Revenues	$2,534,729	$2,534,729	$2,228,930	$2,178,002	$2,190,717	$1,925,854
Net income margin	*2.9%*	*4.6%*	*5.8%*	*6.8%*	*5.5%*	*4.8%*
EBITDA margin	*11.0%*	*12.1%*	*13.2%*	*14.0%*	*11.8%*	*10.4%*
Consolidated EBITDA	278,278	306,740	293,406	304,959	259,002	199,453
Stock-based Compensation Expense	4,098	2,644	3,637	3,357	1,857	1,266
Unrealized (gains)losses on Benefit Plan Investments	4,029	4,029	(2,294)	(4,026)	(3,639)	1,249
Dis-synergy costs	--	(16,991)	(16,991)	(16,991)	(16,991)	(16,991)
One-time spin related costs[1]	10,018	--	--	--	--	--
Adjusted EBITDA	**$296,423**	**$296,423**	**$277,759**	**$287,300**	**$240,229**	**$184,976**
Net income margin	*2.9%*	*4.6%*	*5.8%*	*6.8%*	*5.5%*	*4.8%*
Adjusted EBITDA margin	*11.7%*	*11.7%*	*12.5%*	*13.2%*	*11.0%*	*9.6%*

Note: Totals may not sum due to rounding.[1] One-time spin related costs are borne by Knife River and are not inclusive of the total MDU Resources spin related costs.

KNIFE RIVER

60

Non-GAAP Cash Flow Reconciliation  61  (in thousands)  Pro Forma  Historical  Twelve Months Ended Dec 31,  2022  2022  2021  2020  2019  2018  Adjusted EBITDA  $296,423   $296,423   $277,759   $287,300   $240,229   $184,976   Capital Expenditure  178,162   178,162   174,229   135,860   154,260   90,613   Cash Flow   $118,261   $118,261   $103,530   $151,440   $85,969   $94,364   Note: Totals may not sum due to rounding.

 Non-GAAP Return On Invested Capital (ROIC) Reconciliation  62  (in thousands, except for ROIC value)  Historical  Twelve Months Ended Dec 31,  2022  2021  2020  Operating Income  194,295  191,077  214,498   Dis-synergy costs  (16,991)  (16,991)  (16,991)  Operating Income post dis-synergies  $177,304  $174,086  $197,507             Average Shareholder's Equity  990,717  915,592  828,210   Average Debt (ex. operating leases)  684,740  543,049  402,871  Average Invested Capital  $1,675,457  $1,458,640   $1,231,080              ROIC  10.6%  11.9%  16.0%  Note: Totals may not sum due to rounding.